[FRONT COVER]

                                                                  Philadelphia
                                                                    Fund, Inc.

                                                              Established 1923

                                                        A diversified open end
                                                       investment company with
                                                     an objective of long-term
                                                             growth of capital
                                                                    and income

                   [Logo]

                                                                 APRIL 1, 2001



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                  PROSPECTUS

                                 [Back Cover]

                            PHILADELPHIA FUND, INC.
                               Established 1923
                     1200 North Federal Highway, Suite 424
                           Boca Raton, Florida 33432
                                (561) 395-2155

        Shareholders may make inquiries regarding the Fund by calling:
        -------------------------------------------------------------
        |                    Shareholder Services                   |
        |                       1-800-525-6201                      |
        -------------------------------------------------------------

A Statement of Additional Information (dated April 1, 2001) which includes additional information about the Fund, is incorporated in this prospectus by reference.

The Fund's Statement of Additional Information, annual report and semi-annual report are available, without charge, upon request, by writing to the above address, by electronic request at the Fund's e-mail address:
request@philadelphiafund.com, or by calling 1-800-749-9933.

The Fund's annual report and other information are available on the Fund's Internet website at http://www.philadelphiafund.com.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund including the Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090.

Reports, material incorporated by reference, the Statement of Additional Information, and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Nos.: 2-10698 and 811-505

                    TABLE OF CONTENTS
                                                                   PAGE


                    Investments, Risks and Performance . . . . . .   2
                    Fees and Expenses of the Fund  . . . . . . . .   3
                    Financial Highlights . . . . . . . . . . . . .   3
                    Fund History . . . . . . . . . . . . . . . . .   3
                    Investment Objectives and Principal Strategies   4
                    Policies and Non-Principal Strategies  . . . .   4
                    Principal Risks . . . . . . . . . . . . . . .    5
                    Management of the Fund . . . . . . . . . . . .   5
     [Logo]         Purchase of Shares . . . . . . . . . . . . . .   6
                    Calculation of Net Asset Value . . . . . . . .   6
                    Special Purchase Plans . . . . . . . . . . . .   6
                    Redemption of Shares . . . . . . . . . . . . .   7
                    Dividends, Capital Gains Distributions,
                       and Taxes . . . . . . . . . . . . . . . . .   8
                    Performance. . . . . . . . . . . . . . . . . .   8
                    Fund Service Providers . . . . . . . . . . . .   9

                                            INVESTMENTS, RISKS AND PERFORMANCE

OBJECTIVE

The Fund's investment objective is to achieve long term growth of capital and income.


PRINCIPAL STRATEGIES

The Fund will invest primarily in common stocks traded on the major U.S. security exchanges and fixed income securities rated at least A by Moody's Investors Service, Inc. ("Moody's")or by Standard & Poor's Corporation ("Standard & Poor's"). Securities are bought and held with long-term goals in view.

Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), uses fundamental analysis to select stocks which are believed to be undervalued. This undervaluation may be perceived for one or more of the following reasons: undervalued assets, low price to earnings ratio, low price in relation to market dominance, ability to control prices, low price to cash flow, and high percentage return on equity. Other factors considered before investing include market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield.

The Fund generates income by investing in stocks that pay dividends, commercial paper, and long-term fixed income securities.

The Fund's portfolio usually consists of 20 - 30 different stocks.

The Fund's Advisor takes into consideration the tax implications on shareholders by trying to balance capital gains and losses resulting from portfolio transactions.


PRINCIPAL RISKS

MARKET RISK. Stock prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund will vary from day to day which means that you could lose money.

DIVERSIFICATION RISK. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single company than funds with more stocks in their portfolios.

INTEREST RATE RISK. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity which often leads to lower equity prices.

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance is not predictive of future performance.

   [Bar chart showing Fund's annual calendar year total returns as follows.]


                                 1991    5.71%
                                 1992   19.70%
                                 1993   17.57%
                                 1994  - 8.58%
                                 1995   27.39%
                                 1996   12.74%
                                 1997   35.75%
                                 1998   11.13%
                                 1999    0.57%
                                 2000    4.73%

During the periods shown in the bar chart, the highest return for a quarter was 12.21% (quarter ending June 30, 1997) and the lowest return for a quarter was -8.00% (quarter ending March 31, 1994).

         AVERAGE ANNUAL TOTAL RETURNS as of 12/31/00 <F1>

                              1 YEAR     5 YEARS    10 YEARS

Philadelphia Fund              4.73%      12.37%     11.99%

S & P 500 Index*              -9.11%      18.33%     17.46%

*The Standard & Poor's 500(r) Composite Stock Index is a widely recognized unmanaged index of common stock prices.

                                                 FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES <F1>
                   (fees paid directly from your investment)

                 Maximum Contingent Deferred Sales
                  Charge (Load) (as a percentage of
                  offering price)                        1.00%


                        ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                 Management Fee ......................    .75%
                 12b-1 Fees     ......................    .19%
                 Other Expenses ......................    .29%
                    Administrative Fee ...............    .25%
                                                         -----
                       Total Fund Operating Expenses..   1.48%
                                                         =====


<F1>
On June 24, 1999 the Fund instituted its Free Flyer Program. Participants in this Fund Program may be subject to a contingent deferred sales charge (CDSC). Program participants who redeem shares within 12 months after the purchase date and have received a Program airline ticket will be subject to a CDSC of one percent of the net asset value of the shares at the time of purchase. Participants who redeem shares within 12 months of the purchase date and have not received a Program airline ticket will not be subject to the CDSC. Neither the bar chart which shows the Fund's annual total returns 1991-2000, nor the Average Annual Total Returns table on page 2 reflect the CDSC. If the CDSC was reflected, the total return figures would be less than those shown.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example illustrates the expenses that you would pay on a $10,000 investment for the time periods indicated, assuming:

  [BULLET]  a 5% annual rate of return
  [BULLET]  redemption at the end of each time period
  [BULLET]  Fund operating expenses remain the same

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                      ------  -------  -------  --------
                       $151    $468     $808     $1,768


                                                          FINANCIAL HIGHLIGHTS

The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 2000 is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual report and semi-annual report are available, without charge, upon request, by writing to the address or by calling the number on the back cover of this prospectus.


                                                                  FUND HISTORY

The Fund, a Maryland corporation, is the surviving corporation of a merger with Philadelphia Fund, Inc., a Delaware corporation. On November 30,
1984, the Fund was reorganized for the purpose of continuing the operations of the Delaware corporation. The sole purpose of the merger was to change the Fund's state of incorporation from Delaware to Maryland. The Delaware corporation was incorporated on July 5, 1945 for the purpose of acquiring and continuing the business of the Securities Fund, an unincorporated investment company organized in 1923.

The Securities Fund, predecessor of the Philadelphia Fund, was organized in 1923 by W. Wallace Alexander. He and his associates managed the Securities Fund until December 1928 when W. Wallace Alexander, Inc. became the manager.
W. Wallace Alexander, Inc. remained the manager of the Securities Fund until its acquisition by Philadelphia Fund, when Alexander Investment Management Co. became the manager. Over the years, the Fund has been managed by several investment advisors. The Fund's current investment advisor is Baxter Financial Corporation.

                                INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital and income. This goal may be changed only by the vote of a majority of the shares of the Fund. The Advisor endeavors to meet the Fund's objectives but there can be no assurance that the Fund's investments will achieve the Advisor's expectations.

The shares of Philadelphia Fund, Inc. provide a convenient way for investors to own, at a reasonable cost, an interest in a carefully selected and
supervised portfolio of investments.   The shares represent ownership of a
program designed and managed for long-term growth of capital and income.

The Fund will invest primarily in common stocks with a market value greater than $150 million traded on the major U.S. security exchanges.

The Advisor uses fundamental analysis to select stocks which are believed to be undervalued. The Advisor considers the following criteria to evaluate whether a stock may be undervalued:

     [BULLET] Price to earnings ratio less than growth rate of
              sales and/or earnings.
     [BULLET] Return on equity greater than 15 %
     [BULLET] Price to sales ratio less than 1
     [BULLET] Price to book ratio less than 1
     [BULLET] Price to cash flow less than 6

Each of these criteria may indicate that a stock is undervalued. The Advisor considers stocks with as many of these criteria but does not require that all or any exist prior to investment. Other factors considered before investing include low price in relation to market dominance, ability to control prices, market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield. Investments are held until the stock meets the Advisor's projections, the original criteria used to select the investment no longer exists, or an investment opportunity believed to be superior presents itself.

The Fund's portfolio usually consists of 20 - 30 different stocks which is less than the amount of stocks held by the typical mutual fund. This strategy stems from the belief that there are a limited number of investment ideas available and allows the Advisor to focus on companies with the greatest potential for investment return balanced with minimal risk.

The Fund generates income by investing in stocks that pay dividends, commercial paper, and long-term fixed income securities rated at least A by Moody's or by Standard & Poor's. Fixed income securities are selected by comparing the investment's yield in relation to market rates with similar duration to maturity and risk factors. When the Advisor believes a decline in interest rates is imminent, fixed income investments may also be purchased for the purpose of capital appreciation as prices tend to rise as interest rates fall. When the Fund invests in fixed income securities for this reason, it may invest in any rated or unrated security.

The Advisor takes into consideration the tax implications on shareholders by trying to balance capital gains and losses resulting from portfolio transactions. Unexpected declines in securities prices sometimes cause the Advisor to take capital losses. Unexpected increases in securities prices sometimes cause the Advisor to take capital gains. Both of these actions are taken with full consideration given to the Fund's current realized and unrealized gain (loss) position and its tax implications to the shareholder.


                                         POLICIES AND NON-PRINCIPAL STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Under these conditions, the Fund may place some or all of its assets in cash or cash equivalents in an attempt to preserve capital and avoid potential losses. However, it is possible the Fund may not achieve its investment objective under these circumstances.

Cash balances in excess of daily operating needs are invested in the highest rated commercial paper available through the Fund's custodian.

The Fund may hold cash, cash equivalents, bonds, and/or preferred stocks to the extent deemed prudent to achieve its investment objectives.

The Fund will not at the time of purchase invest more than 5% of its assets in the securities of any one company nor will the Fund buy more than 10% of the voting stock of any one company.

The Fund will not purchase securities of companies if such purchase would cause more than 25% of the Fund's assets to be invested in the securities of companies in any single industry.

The Fund may buy and sell covered (options on securities owned by the Fund) and uncovered (options on securities not owned by the Fund) call and put options which are issued by the Options Clearing Corporation and are listed on national securities exchanges. Generally, options would be used either to generate income or to limit the downside risk of a portfolio holding.

The Fund may buy and sell financial futures contracts and options on such contracts. Futures contracts may be used to implement a number of different hedging strategies.

The Fund's portfolio usually has a low turnover ratio because securities, other than options, are bought and held with long-term goals in view and this normally results in the infrequent replacement of the portfolio's investments. However, the Advisor is free to make any portfolio changes which, in its judgment, are in the best interests of shareholders.


                                                               PRINCIPAL RISKS

MARKET RISK. Stocks prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund will vary from day to day which means that you could lose money. Political upheaval and social unrest, wars, threat of war, and the numerous factors of the human race have an impact on economic conditions. In turn, this influences the decisions to retain different stocks in the portfolio or to reinvest in the stocks of companies which are better suited to a changing or changed environment. The portfolio may suffer losses in this replacement process.

DIVERSIFICATION RISK. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single company than funds with more stocks in their portfolios. For example, a portfolio owning 20 stocks of equal value will be influenced twice as much by the fortunes or misfortunes of one company than a portfolio holding 40 stocks of equal value.

INTEREST RATE RISK. Increasing interest rates cause decreases in debt securities' prices and can slow overall economic activity which often leads to lower equity prices. The level of interest rates in the economy is the primary determinant of the level of economic activity which determines if there is growth and at what rate. It determines the level of employment and influences every aspect of economic endeavor. The level of interest rates in every foreign country influences those respective economies which over the long run effect the American economy. Misjudging the trend of interest rates will most likely have a negative effect on the portfolio.


                                                        MANAGEMENT OF THE FUND

The strength of Philadelphia Fund, and any success it may achieve for shareholders, depend chiefly upon the character, experience, and judgment of the persons managing its activities. Baxter Financial Corporation ("BFC" or the "Advisor") provides the Fund with investment advice and recommendations regarding the investment and reinvestment of the Fund's assets. For the fiscal year ended November 30, 2000, the Fund paid BFC total advisory fees equal to
 .75% of the average net assets on an annual basis.

Donald H. Baxter, President, Treasurer, Director, and sole shareholder of the Advisor, is responsible for selecting brokers to execute Fund portfolio transactions and is authorized to place Fund securities transactions with dealers who sell shares of the Fund. Mr. Baxter is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and Eagle Growth Shares, Inc., a registered investment company. BFC also serves as investment advisor to institutional and individual investors, including Eagle Growth Shares, Inc.

Under a Distribution Plan approved by the Board of Directors as amended on January 1, 1994, the Fund may make monthly payments of not more than 1/24 of 1% (.5% annually) of the net assets of the Fund to defray: (a) expenses associated with the sale of Fund shares and (b) services to existing shareholders. The service fee, which may not exceed on an annual basis .25% of the average net asset value of the Fund, is intended to defray the cost of providing personal services to the Fund's existing shareholders. For the fiscal year ended November 30, 2000, the Fund paid distribution expenses under the Plan equal to .19% of average net assets. BFC has agreed to waive 12b-1 fees in excess of .15% per annum of the Fund's average net assets until further notice. As a consequence of the Fund's Distribution Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers.


                                                            PURCHASE OF SHARES

The shares of the Fund are readily available through the underwriter of the Fund's shares by completing the Fund Account Application which should be remitted together with payment for the shares to Firstar Bank, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110. Investors who are interested in purchasing shares may also contact the Fund at 1-800-749-9933. The minimum initial investment in the Fund is $1,000, and there is no minimum amount for subsequent investments in the Fund. The Fund retains the right to waive the minimum initial investment at its discretion. Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for shares of stock will not be issued, except upon a written request of the shareholder submitted to American Data Services, Inc. ("ADS") and, if requested, ADS will issue share certificates at no charge. Certificates for fractional shares will not be issued. Shares may also be purchased and sold through securities firms which may charge a service fee or commission for such transactions. No fee or commission is charged on shares which are purchased from or redeemed by the Fund directly.

Once an account is established, subsequent investments should be sent to Firstar Bank, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned.

Automatic Investment Plan investors and Check Withdrawal Plan investors will receive confirmations of purchases and redemptions of Fund shares on a quarterly basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


                                                CALCULATION OF NET ASSET VALUE

The price of your Fund shares is based on the Fund's net asset value. The Fund's net asset value is determined using the market price of the Fund's investment securities.

The net asset value is computed as of the close of the New York Stock Exchange, generally 4:00 p.m., New York City time, on each day the New York Stock Exchange is open for trading.

Orders for Fund shares received by the Fund or its underwriter prior to that time are priced at the net asset value next calculated, provided the order is received together with payment for the shares by either the Fund, or the Fund's custodian, prior to such close of the New York Stock Exchange. In addition, new accounts must include a completed account application. Orders received subsequent to the close of the New York Stock Exchange will be priced at the net asset value calculated at the close of the New York Stock Exchange on the next business day. Orders received by Firstar Bank, N.A. directly from investors will be priced as of the next calculation of net asset value after the properly completed order together with payment for the shares is received by Firstar Bank, N.A.


                                                       SPECIAL PURCHASE PLANS

TAX SHELTERED PLANS. The Fund makes available through its underwriter the following Individual Retirement Accounts (IRA):

                           [Bullet] Regular IRA
                           [Bullet] Roth IRA
                           [Bullet] SIMPLE IRA
                           [Bullet] SEP-IRA

For self-employed individuals, partnerships, and corporations there is available through the Fund a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service.

Forms to establish any of the above plans are available from the Fund or Baxter Financial Corporation.

AUTOMATIC INVESTMENT PLANS. The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. The Fund's $1,000 minimum initial investment shall be waived for Automatic Investment Plan participants making regular monthly payments of at least $50.00 per month.

FREE FLYER PROGRAM. Baxter Financial Corporation, the Fund's Distributor, makes available to qualifying investors a Free Flyer Program which credits the investor with one point for each dollar invested in the Fund. A qualifying investor who accumulates 50,000 points can redeem them for one round-trip coach ticket for travel in North America on any airline up to a maximum ticket price (including all taxes and fees) of $500. A "qualifying investor" means any investor who elects on the Fund investment application form to participate in the Program, except IRA accounts, section 401(k) Plans and other tax-qualified retirement plans which are subject to restrictions under the Employee Retirement Income Security Act of 1974 and, therefore, cannot acquire such awards. More information about the program is available by contacting the Fund at 1-800-749-9933.

Program participants who redeem shares within 12 months after the purchase date and have received a Program airline ticket will be subject to a contingent deferred sales charge ("CDSC") of 1% of the net asset value of the shares at the time of purchase which is equivalent to 1.01% of the net amount invested after the CDSC is deducted. Only shares purchased after the date a shareholder elects to participate in the Program will be subject to the CDSC. The CDSC will be deducted from the redemption proceeds. Participants who redeem shares within 12 months of the purchase date and have not received a Program airline ticket will not be subject to the CDSC. Points associated with those redeemed shares will be removed from the Program and will not be used to determine the participant's eligibility for an airline ticket. All of a Program participant's points in an account expire three years after the last investment of at least $100 in that account.


                                                          REDEMPTION OF SHARES

Investors may redeem their shares by requesting redemption in writing to American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Upon redemption, the investor will receive the net asset value of his shares calculated as of the close of the New York Stock Exchange (generally 4:00 p.m. New York City time) following the receipt of properly tendered shares. A proper tender of shares means that if the investor holds share certificates, they must be signed as registered and the signatures must be guaranteed. To redeem shares for which certificates have not been issued - those held for the account of the investor by American Data Services, Inc. - all registered holders must sign and deliver to the Fund or to American Data Services, Inc. a written request for redemption specifying the shares to be redeemed with signatures guaranteed. A guarantee of signature is acceptable if made by a member firm of the New York Stock Exchange or a regional stock exchange, by a trust company, by a commercial bank, by an overseas bank which has a New York City correspondent, by certain credit unions, or by certain savings associations. Any questions regarding which institutions may guarantee signatures should be directed to American Data Services, Inc. at 1-800-525-6201. Neither the Fund nor its underwriter charge any fee on these transactions. The Fund's policy is to pay promptly when shares are presented for redemption; it is obligated to pay within seven days after the date of tender, except when the securities exchanges are closed or an emergency exists.

The Fund  reserves the right, after sending the shareholder at least sixty
(60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six (6) months preceding the notice of redemption and the total value of the holder's shares does not exceed $500 as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.

The Fund has reserved the right to redeem Fund shares in kind rather than in cash should this be necessary in accordance with the applicable rules of the Securities and Exchange Commission.

The Fund also makes available a Check Withdrawal Plan about which further information may be obtained by writing or calling the Fund, or by obtaining a copy of the Statement of Additional Information.


                                                      DIVIDENDS, CAPITAL GAINS
                                                      DISTRIBUTIONS, AND TAXES

The Fund intends to pay dividends of its net investment income on a quarterly basis. Any capital gain distributions will be paid annually on approximately December 31st.

If you invest in the Fund shortly before it pays a dividend or makes a capital gain distribution, you may receive some of your investment back in the form of a taxable dividend or distribution.

Dividends and distributions paid to shareholders who are taxpayers are subject to Federal income tax. This is true whether you elect to receive income dividends and capital gains distributions in additional shares of the Fund at net asset value (calculated as of the ex-dividend date)or to receive cash. Dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Shareholders pay Federal income taxes at long-term capital gains rates on realized long-term capital gains which are distributed to them. Annually, the Fund will provide each shareholder with a statement regarding the tax status of dividends and distributions paid for the year. Dividends and capital gains distributions paid in January ordinarily will be included in the shareholder's income for the previous year. Shareholders who sell Fund shares will realize a gain or loss on those shares based on the difference between the purchase price and the sale price of each share. For shares held less than one year, your gain or loss is considered to be short-term and is taxable as ordinary income. For shares held longer than one year, your gain or loss is considered to be long-term and is taxable at your capital gains rate.

Dividends and distributions paid to shareholders and gains from the sale or exchange of Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless you:

     [BULLET] provide your correct social security or taxpayer identification number,
     [BULLET] certify that this number is correct, [BULLET] certify that you are not subject to backup withholding, and [BULLET] certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so.



                                                                   PERFORMANCE

Occasionally, total return data may be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested in the Fund to the ending redeemable value of the investment, and includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and (2) May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented along with standardized figures. Such quotations may exclude certain types of deductions, such as certain Fund expenses, which would otherwise reduce total return quotations.

The Fund may also advertise its investment performance by comparison to market indices such as the S&P Index and to mutual fund indices such as those reported by Lipper Analytical Services, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth and Income Funds" category), or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objective.

                                                        FUND SERVICE PROVIDERS

                            INVESTMENT ADVISOR, ADMINISTRATOR, AND DISTRIBUTOR
                                                  Baxter Financial Corporation
                                         1200 North Federal Highway, Suite 424
                                                    Boca Raton, Florida  33432

                                                                     CUSTODIAN
                                                            Firstar Bank, N.A.
                                                               P.O. Box 640110
                                                     Cincinnati, OH 45264-0110

                                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                                                  American Data Services, Inc.
                                                             150 Motor Parkway
                                                                     Suite 109
                                                           Hauppauge, NY 11788

                                                                 LEGAL COUNSEL
                                         Stradley, Ronon, Stevens & Young, LLP
                                                      2600 One Commerce Square
                                                        Philadelphia, PA 19103

                                                                      AUDITORS
                                              Briggs, Bunting & Dougherty, LLP
                                                    2 Logan Square, Suite 2121
                                                       Philadelphia, PA  19103


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